Exhibit 10.3

SECURITY AGREEMENT

        This SECURITY AGREEMENT (this “Agreement”), effective as of November 5, 2007, is made, executed and given jointly and severally by Protexx, Inc., a Delaware corporation and each of its subsidiaries, with a principal place of business at 10 Fairway Drive, Suite 107, Deerfield Beach, Florida 33441, and 22THEN LLC, a Delaware limited liability company, with its principal place of business at 350 Fifth Ave, 59th Floor, New York, NY 10118 (collectively referred to herein as the “Debtor”), to and in favor of WidePoint Corporation, a Delaware corporation (the “Secured Party”), with a principal place of business at One Lincoln Center, R.E., Suite 1100, Oakbrook Terrace, Illinois 60181. Capitalized terms used in this Agreement and not defined herein shall have the meaning given such terms in the Revolving Line of Credit Agreement, dated as of November 5, 2007 (as amended or modified from time to time, the “Credit Agreement”).

RECITALS

        FOR VALUE RECEIVED and pursuant to the Credit Agreement, a certain promissory note (“Note”) and software escrow agreement (“Escrow Agreement”) referred in the Credit Agreement to be executed contemporaneously herewith, the Secured Party has agreed to lend up to One Hundred Thousand and 00/100 Dollars ($100,000.00) upon such terms as stated therein. As security for the Note and also to secure any other obligations or liability of the Debtor to the Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether under the Note, the Credit Agreement, Escrow Agreement or otherwise, Debtor hereby grants and conveys to the Secured Party, a security interest in all assets owned by the Debtor, including but not limited to all tangible and intangible personal property owned by the Debtor, all proceeds from the sale or disposition of the assets owned by the Debtor, all replacements or additions to the assets owned by the Debtor, any intellectual property owned by the Debtor, including but not limited to source and object codes, and all inventory or work-in-progress of Debtor acquired or produced hereafter (collectively referred to herein as the “Collateral”), all proceeds thereof, if any, and all additions and accessions thereto.

AGREEMENT

        In consideration of the mutual representations, warranties, covenants and agreements set forth in this Agreement, the Credit Agreement and the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:

ARTICLE I
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES

        1.1    Recitals. The Debtor and the Secured Party hereby acknowledge and agree that the recitals set forth above are true and correct and hereby are incorporated herein by reference.

        1.2    Good Standing; Authorization. Each entity comprising the Debtor is duly organized, validly existing, and in good standing under the laws of the State of Delaware and authorized to do business in all relevant jurisdictions. Each entity comprising the Debtor has been duly authorized to execute and deliver this Agreement, which is a valid and binding obligation of Debtor.

        1.3    Use of Loan Proceeds. The Debtor and the Secured Party hereby acknowledge and agree that the debt evidenced by the Note and secured by the Collateral is for general corporate business purposes for the sole benefit of the Debtor, subject to the restrictions set forth in the Credit Agreement.

        1.4    Location of Collateral. That portion of the Collateral consisting of tangible personal property will be kept at Debtor’s principal place of business identified above throughout the duration of this Agreement. Debtor will promptly notify Secured Party of any change in the location of such tangible personal property and will not remove such Collateral from Debtor’s current principal place of business in Deerfield Beach, Florida without written consent of the Secured Party. A full, complete and working copy of the portion of the Collateral consisting of software and other intellectual property shall be delivered by Debtor to the escrow agent of the Secured Party pursuant to the terms of the Escrow Agreement.

        1.5    Priority of Security Interest. Debtor is the sole owner of the Collateral free from any adverse lien, security interest or encumbrance, with the exception of the security interest granted hereunder, and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Debtor represents that no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office and that none will be filed without the prior written consent of the Secured Party. The lien granted to the Secured Party under this Agreement will constitute a first priority lien on the Collateral on the filing of a financing statement and Debtor’s grant of such lien to Secured Party does not constitute a fraudulent conveyance under any applicable law in the State of Florida or any other jurisdiction.

        1.6    Sale, Transfer or Other Disposition Prohibited. Debtor will not sell, transfer, or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the prior written consent of Secured Party, except for usual and customary inventory items sold in the ordinary course of the Debtor’s business to third parties on arm’s length terms.

        1.7    Maintenance and Use of Collateral. Debtor represents that Debtor owns all of the Collateral free and clear of all liens and encumbrances and agrees that Debtor will not encumber, assign, or grant any security interest in or file any assignment or financing statement with respect to the Collateral, or permit any of the foregoing, without the prior written consent of the Secured Party, and Debtor hereby represents that Debtor has not heretofore done so. Debtor represents that Debtor will not use the Collateral in violation of any statute or ordinance. Secured Party may examine and inspect the Collateral at any time, wherever located. Debtor acknowledges that, even if the Secured Party sells, assigns or otherwise transfers the Note to a third party, the Secured Party’s security interest in the Collateral will survive, and will extend to cover any proceeds from the sale of the Collateral, until the Note is paid in full. Debtor, at its own cost and expense, will maintain the Collateral in good repair and regularly updated condition. Unless otherwise approved by prior written consent of the Secured Party, Debtor shall (i) not sell, assign, lease, transfer or otherwise dispose of any part of the Debtor’s business or the Debtor’s assets, except for inventory items in the ordinary course of the Debtor’s business; (ii) not sell, assign, lease, transfer or otherwise dispose of any assets, or enter into any agreement to do so; (iii) not enter into any sale and leaseback agreement covering any of its fixed assets; (iv) maintain and preserve all rights, privileges, and franchises the Debtor possesses that are material to the operation of the Debtor’s business; and (v) make any repairs, renewals, or replacements to keep the Debtor’s properties and the Collateral in good working condition.

        1.8    Payment of Taxes. Debtor will pay promptly when due all taxes and assessments upon the Collateral and the Note.

        1.9    Perfection of Security Interest and Further Assurances. Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by the Secured Party describing the Collateral; and from time to time at the request of Secured Party, Debtor shall execute one or more financing statements and such other documents (and Debtor shall pay the costs of filing or recording the same in all public offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request, to establish and maintain a valid security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Note, including, without limitation, deposit with Secured Party any certificate of title issuable with respect to any of the Collateral and notation thereof of the security interest hereunder. At any time and from time to time, upon request of the Secured Party, Debtor will give, execute and promptly return by certified mail or overnight delivery service to the Secured Party, any notice, financing statement, continuation statement, instrument, document or agreement that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate the assignments and security interest granted hereunder or which the Secured Party may consider necessary or desirable to exercise or enforce its rights hereunder with respect to such assignment and security interest. Debtor shall notify the Secured Party in writing of a change in the Debtors’ respective names, identities, or corporate structures within five (5) calendar days after the change. Debtor shall also cooperate with the Secured Party to enable the Secured Party to file either a new financing statement or an amendment to the existing financing statement to reflect the change and to continue the Secured Party’s security interest in the Collateral.

        1.10    Insurance. Debtor shall at all times maintain adequate insurance in appropriate form and amounts, which shall not be less than the outstanding principal and accrued interest on the Note, and with reliable companies. Copies of certificates of insurance or policies shall be provided to the Secured Party, naming Secured Party as an additional insured. Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the Collateral.

ARTICLE II
DEFAULT BY DEBTOR

        2.1    Events of Default. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, whether the requirement is contained in this Agreement, the Credit Agreement, or any ancillary agreement between the parties: (a) failure or omission to pay when due any amounts due under the Note (or any installment thereof or interest thereon), or default in the payment or performance of any obligation, covenant, agreement, or liability contained or referred to herein, including but not limited to the Credit Agreement and the Escrow Agreement, giving effect to any period of grace provided therein; (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Debtor proves to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction of any material portion of the Collateral not covered by adequate insurance, or the execution of any levy, seizure, or attachment thereof or thereon; (d) Debtor becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding is instituted by or against Debtor alleging that Debtor is insolvent or unable to pay debts as they mature which is not dismissed within sixty (60) days after the institution thereof; or (e) the appointment of a receiver for the Collateral or any portion thereof or for any property in which Debtor has an interest (collectively, “Events of Default”).

        2.2    No Waiver. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

2.3    Performance of Debtor’s Obligations. Upon Debtor’s failure to perform any of its duties hereunder, Secured Party may, but it shall not be obligated to, perform any of such duties and Debtor shall forthwith upon demand reimburse Secured Party for any expenses incurred by Secured Party in so doing. All such sums advanced by the Secured Party shall be deemed obligations of the Debtor secured hereby.

ARTICLE III
REMEDIES

        3.1    General Remedies. Upon the occurrence of any Events of Default hereunder, or under the Credit Agreement, or any ancillary agreement between the parties, including but not limited to the Escrow Agreement, which continues after any period for cure set forth therein, or at any time thereafter, Secured Party may, at its option, declare the Note secured hereby (subject to any curative period contained therein), immediately due and payable without demand or notice and the same there upon shall immediately become and be due and payable without demand or notice, and Secured Party shall have and may exercise from time to time any and all rights and remedies of a Secured Party under the Florida Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and upon request or demand of Secured Party, Debtor shall, at its expense, assemble the Collateral and make it available to the Secured Party, for the sole ownership and use of the Secured Party, at a convenient place acceptable to Secured Party; and Debtor shall promptly pay all costs incurred by the Secured Party in the enforcement of rights hereunder, including reasonable attorneys’ fees and legal expenses, and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part.

        3.2    Collection of Proceeds. Upon the occurrence of any uncured Events of Default hereunder, Secured Party may demand, enforce, collect and sue for all Collateral and for all sums due Debtor (whether classified as accounts or general intangibles), and all proceeds thereof (either in Debtor’s name or Secured Party’s name at the latter’s option), with the right to enforce, compromise, settle or discharge any rights in such Collateral or proceeds thereof, with all such collateral and the proceeds thereof being deemed to be the sole and exclusive property of the Secured Party. Debtor appoints Secured Party as Debtor’s attorney-in-fact to endorse Debtor’s name on all checks, commercial paper and other instruments pertaining to the proceeds.

        3.3    Notice and Disposition of Collateral. Upon the occurrence of any uncured Events of Default hereunder, unless the Collateral is perishable or threatens to decline rapidly in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, or sent by overnight delivery service to Debtor at the address of Debtor shown at the beginning of this agreement or at any other address shown on the records of Secured Party, at least ten (10) calendar days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like, including attorneys’ fees, paralegals’ fees and legal expenses of Secured Party, shall become a part of the Note and be paid out of the proceeds of the Collateral or by Debtor to Secured Party. Upon disposition of any Collateral after the occurrence of any default hereunder, Secured Party shall account to Debtor for any surplus, but Secured Party shall have the right to apply all or any part of such surplus (or to hold the same as a reserve) against any amounts due under the Note, whether or not they, or any of them, be then due, and in such order of application as Secured Party may from time to time elect. The Debtor shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand. Notwithstanding anything contained in this Agreement to the contrary, in the event of an uncured Event of Default under this Agreement, the Secured Party may elect to keep, own and use the Collateral for its own benefit in consideration for the amount of indebtedness then outstanding and due to the Secured Party by the Debtor.

ARTICLE IV
GENERAL PROVISIONS

        4.1    Additional Security. This Agreement shall constitute additional security and rights in favor of the Secured Party and shall not be deemed to diminish or reduce any rights of the Secured Party under any other instrument executed in connection therewith.

        4.2    Time of the Essence. Time is of the essence of this Agreement.

        4.3    Heirs, Successors and Assigns. The terms of this Agreement shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the Secured Party. The foregoing sentence shall not be construed to permit Debtor to assign this Agreement.

        4.4    JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE DEBTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH DEBTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE NOTE AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER DEBTORS HEREUNDER. DEBTOR ACKNOWLEDGES AND AGREES THAT THE SECURED PARTY SHALL NOT BE REQUIRED FIRST TO INSTITUTE SUIT OR EXHAUST ITS REMEDIES AGAINST BOTH DEBTORS, BUT THAT THE SECURED PARTY, IN ITS SOLE DISCRETION, MAY INSTITUTE SUIT OR EXHAUST ITS REMEDIES AGAINST EACH DEBTOR INDIVIDUALLY.

        4.5    Governing Law; Mutual Waiver of Jury Trial.

            (a)     THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF FLORIDA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF FLORIDA TO BE APPLIED.

            (b)     AS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT, THE DEBTOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ALL OF THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY TERMS OR PROVISIONS OF THIS AGREEMENT. NO PARTY HERETO SHALL SEEK TO CONSOLIDATE ANY PROCEEDING IN WHICH THE RIGHT TO A TRIAL BY JURY HAS BEEN WAIVED WITH ANY OTHER PROCEEDING IN WHICH THE RIGHT TO A TRIAL BY JURY CANNOT BE, OR HAS NOT BEEN, WAIVED. THE NON-PREVAILING PARTY IN ANY DISPUTE OR LEGAL ACTION BETWEEN THE PARTIES AGREES TO PAY THE FULL AMOUNT OF ALL LEGAL FEES INCURRED BY THE PREVAILING PARTY IN SUCH DISPUTE OR LEGAL ACTION. THE TERMS AND PROVISIONS OF THIS SECTION 4.5 HAVE BEEN DISCUSSED FULLY BY THE PARTIES HERETO, AND THE TERMS AND PROVISIONS HEREOF SHALL NOT BE SUBJECT TO ANY EXCEPTIONS.

        4.6    Jurisdiction and Venue.

            (a)     Each of the parties hereto hereby irrevocably and unconditionally submits, for himself, herself or itself and his, her or its assets, to the exclusive jurisdiction of any Florida state court or federal court of the United States of America having jurisdiction over Deerfield Beach, Florida, and any appellate court from any such Florida state court or federal court, in any proceeding arising out of, connected with, related to or incidental to this Agreement or the transactions contemplated hereby, or for recognition or enforcement of any judgment arising therefrom, connected thereto, related thereto or incidental thereto, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims with respect to any such proceeding may be heard and determined in any such Florida state court or, to the extent permitted by applicable law, in any such federal court. Each of the parties hereto hereby agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in any other jurisdiction by a proceeding on the judgment or in any other manner provided by applicable law.

            (b)     Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent he, she or it legally and effectively may do so, any objection that he, she or it now or hereafter may have to the laying of venue of any proceeding arising out of, connected with, related to or incidental to this Agreement or the transactions contemplated hereby in any Florida state court or federal court of the United States of America sitting in Deerfield Beach, Florida, or any appellate court from any such Florida state court or federal court. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent he, she or it legally and effectively may do so, the claim or defense of an inconvenient forum to the maintenance of such proceeding in any such Florida state court or federal court.

        4.7    Entire Agreement. This Agreement, the Note and the Escrow Agreement contain all of the agreements between the parties hereto with respect to the relationship created by this Agreement and supersede all prior agreements or understandings among the among the parties hereto with respect to the subject matter of this Agreement, and supersede all prior contracts and other undertakings among the parties hereto with respect to the subject matter hereof.

        IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

DEBTOR:
WITNESS:	PROTEXX, INC., a Delaware corporation
/s/ Dustin Feldman	By: /s/ Peter Letizia
Name: Dustin Feldman	Name: Peter Letizia
Title: CEO/President
WITNESS:	22THEN LLC, a Delaware corporation
/s/ Dustin Feldman	By: /s/ Peter Letizia
Name: Dustin Feldman	Name: Peter Letizia
Title: CEO/President
SECURED PARTY:
WIDEPOINT CORPORATION, a Delaware corporation
By: /s/ James McCubbin
James McCubbin
Chief Financial Officer and Vice President